UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2008
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 1410 - 800 West Pender Street
Vancouver, British Columbia Canada	V6C 2V6
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 15, 2008, the registrant entered into an agency agreement (the “Agency Agreement”) with Haywood Securities Inc. and Cormark Securities Inc. (collectively, the “Agents”), pursuant to which the registrant raised aggregate gross proceeds of U.S. $9,600,000 via a brokered private placement of 4,000,000 units of the registrant at a price of U.S. $2.40 per unit in a private placement financing transaction that closed on the same date (the “Brokered Private Placement”).

Pursuant to the Agency Agreement, the registrant agreed to grant certain registration rights in connection with the Brokered Private Placement. The registrant is obligated to prepare and file or cause to be prepared and filed with the U.S. Securities and Exchange Commission (the “SEC”), no later than forty-five (45) days after the issuance of the units, a registration statement under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), on appropriate form registering the resale, from time to time, of the common shares issued as part of the units, the common shares issuable in connection with the unit warrants and the Agents Warrants (as defined below), and, if applicable, certain penalty units. If the registrant does not file the registration statement with the SEC within this forty-five (45) day time period, the registrant will be obligated to issue additional penalty units equal in aggregate to 10% of the number of units purchased in the Brokered Private Placement. The registrant is also obligated to use its best efforts to cause the registration statement to be declared effective within four months from the closing of the Brokered Private Placement.

Further details of the sales and the terms of the Brokered Private Placement units are provided in Item 3.02 of this Current Report of Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

The registrant has completed the following sales of equity securities that have not been and may not be registered under the U.S. Securities Act, or the securities laws of any state, and may not be offered or sold in the U.S. or to, or for the account or benefit of, U.S. persons or persons within the U.S. without registration unless an exemption from such registration requirements is available:

1.	Brokered Private Placement.

On April 15, 2008, pursuant to the Agency Agreement, the registrant completed a private placement with investors of 4,000,000 units of the registrant at a price of U.S. $2.40 per unit for aggregate gross proceeds of U.S. $9,600,000. Each unit is comprised of one common share and one-half of one common share purchase warrant, with each whole warrant entitling the holder thereof to purchase one additional share of the registrant’s common stock for a period ending April 15, 2010 at an exercise price of U.S. $3.50 per common share. In the event that the trading price of the Company’s common shares on the American Stock Exchange closes above U.S. $4.50 per share for a period of 20 consecutive trading days at any time after August 16, 2008, the Company may accelerate the expiry time of these warrants by giving notice to the warrantholders by press release and in such case these warrants will expire on the 30th day after the date on which notice is given via press release.

As consideration to the Agents pursuant to the Agency Agreement, the registrant paid the Agents a cash commission of U.S. $576,000, or 6% of the gross proceeds of the Brokered Private Placement, and issued to the Agents whole common share purchase warrants entitling the Agents to purchase 120,000 common shares of the Company, equal to 3% of the units sold under the Brokered Private Placement, at price of U.S. $2.60 for a period ending April 15, 2009 (the “Agents Warrants”).

Certain of the units were placed within the U.S. and to, or for the account or benefit of, U.S. persons or persons within the U.S. pursuant to exemptions from the registration requirements of the U.S. Securities Act provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D on the basis that each holder or beneficial holder is an “accredited investor”, as defined under Rule 501(a) of Regulation D of the U.S. Securities Act. Certain other units were placed outside the U.S. to non-U.S. persons pursuant to the exclusion from the registration requirements under Rule 903 of Regulation S of the U.S. Securities Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. In determining the availability of these exemptions, the Company relied on representations made by the investors in the subscription agreements pursuant to which the units were purchased. The Agents Warrants were issued outside the U.S. in off-shore transactions pursuant to the exclusion from the registration requirements of the U.S. Securities Act provided by Regulation S thereunder.

2.	Non-Brokered Private Placement.

On April 15, 2008, the registrant closed a non-brokered private placement of 5,865,000 units, including 5,465,000 to Denison Mines Corp. (“Denison”), at a price of U.S. $2.40 per unit for aggregate gross proceeds of U.S. $14,076,000 (the “Non-Brokered Private Placement”). Each unit is comprised of one common share and one-half of one common share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of the registrant’s common stock for a period ending April 15, 2010 at an exercise price of U.S. $3.50 per share. In the event that the trading price of the Company’s common shares on the American Stock Exchange closes above U.S. $4.50 per share for a period of 20 consecutive trading days at any time after August 16, 2008, the Company may accelerate the expiry time of these warrants by giving notice to the warrantholders by press release and in such case these warrants will expire on the 30th day after the date on which notice is given via press release.

Upon closing of the Brokered Private Placement and the Non-Brokered Private Placement, Denison owns approximately 9.9% of the issued and outstanding common shares of the registrant. In connection with the strategic investment by Denison, the registrant will pay a cash advisory fee to Haywood Securities Inc. equal to U.S. $524,640 or 4.0% of the gross proceeds received from Denison by the registrant.

Certain units, including the units issued to Denison, were placed outside the U.S. to non-U.S. persons or persons outside of the U.S. pursuant to the exclusion from the registration requirements under Rule 903 of Regulation S of the U.S. Securities Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. Certain other units were placed within the U.S. and to, or for the account or benefit of, U.S. persons or persons within the U.S. pursuant to exemptions from the registration requirements of the U.S. Securities Act provided by Section 4(2) of the U.S. Securities Act and/or Rule 506 of Regulation D on the basis that each investor is an “accredited investor”, as defined under Rule 501(a) of Regulation D of the U.S. Securities Act. In determining the availability of these exemptions, the Company relied on representations made by the investors in the subscription agreements pursuant to which the units were purchased.

Item 7.01. Regulation FD Disclosure.

On April 15, 2008, the registrant issued the attached press release relating to the closing of the Brokered Private Placement and the Non-Brokered Private Placement.

Item 9.01. Exhibits.

(99.1)	Agency Agreement dated April 15, 2008

(99.2)	Press Release dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: April 17, 2008	By:	/s/ “Sonya Reiss”
Sonya Reiss
Vice President, Corporate Affairs and Secretary